IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Electric Transportation Engineering Corporation	CASE NO. 13-16126 (RJH)
	BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT
	MONTH OF FEBRUARY 2014
	DATE PETITION FILED: SEPTEMBER 16, 2013
Debtor	TAX PAYER ID NO. : #86-0834755

Nature of Debtor's Business: Transitioning assets to buyers and winding down the entity

DATE DISCLOSURE STATEMENT	FILED		TO BE FILED	X
DATE PLAN OF REORGANIZATION	FILED		TO BE FILED	X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336 Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 13-16126 (RJH)

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				Total
	Operating	Credit Card	Blink		
	#6400	#9124	#8207		
Balance at Beginning of Period	687,083	229,564	9,330		925,976
RECEIPTS					
Cash Sales					
Accounts Receivable	36,197				36,197
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Collection for Purchasing entity (net of withdrawls)		-2,555			-2,555
Other - Deposit refunded	8,898				8,898
TOTAL RECEIPTS	45,095	-2,555			42,540
DISBURSEMENTS					
Business - Ordinary Operations	2,554				2,554
Capitol Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts					
Other					
Pay back other purchasing Entity					
for rec collected on their behalf					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISBURSEMENTS	2,554				2,554
Balance at End of Month	729,624	227,009	9,330		965,962

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	2,554
Less: Transfers to Other DIP Accounts	
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	2,554

Case Number: 13-16126 (RJH)

OTHER RECEIPTS

	As of 2/28/2014
ISM - refund for a deposit retained by them for service	8,898
	8,898

Case Number: 13-16126 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

	2/28/2014	1/1/14 - 2/28/14	9/17/13 -2/28/14
REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	0		483,432
Less: Returns & Discounts			
Net Revenue	0	0	483,432
COST OF GOODS SOLD			
Material			142,675
Direct Labor	0	0	21,446
Direct Overhead (Sprint & Utility for charger connectivity to network)	0	-259	62,667
Blink Cost of Revenue Share			16,860
Depreciation in COGs - Project Assets			2,310,569
Total Cost of Goods Sold	0	-259	2,554,217
GROSS PROFIT	0	259	-2,070,785
OPERATING EXPENSES			
Officer/Insider Compensation			
Selling & Marketing (attach detail)			6,005
General & Administrative (attach detail)	32,627	65,370	613,583
Other Expenses (attach detail)			142,143
Total Operating Expenses	32,627	65,370	761,731
Income Before Non-operating Income and Expense	-32,627	-65,111	-2,832,516
OTHER INCOME & EXPENSE			
Other Income - Asset Sales Normal Course			-1,200
Other Expense (attach list)			-1,072
Interest Expense			269
Depreciation/Depletion			
Amortization			
Net Other Income & Expense	0	0	-2,003
Income Before Reorganization Expense	-32,627	-65,111	-2,830,513
REORGANIZATION EXPENSES			
Professional Fees			
U.S. Trustee Fees			
Other - Impairment Loss			14,269,095
Gain / Loss on Sale of Assets			114,526
Total Reorganization Expenses	0	0	14,383,621
Income Tax	0	0	0
NET PROFIT OR (LOSS)	-32,627	-65,111	-17,214,134

Case Number: 13-16126 (RJH)

Operating Expense Detail

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	2/28/2014 Current Month	1/1/14 - 2/28/14 Year to Date	9/17/13 -2/28/14 Total Since Filing
Selling & Marketing			
G&A Labor and employee related			4,530
Telephone			86
Travel and Meals			0
Office / Postage			0
Professional			0
Marketing			715
Web Development			0
License and Dues			475
Other			199
Total Selling and Marketing	0	0	6,005
General and Administrative			
G&A Labor and employee related	8,725	7,775	237,911
Telephone		1,161	19,080
Travel and Meals			3,167
Recruiting			0
Office / Postage		54	2,542
Professional Fees		33	20,960
Vehicles			3,659
Computer and IT			52,347
Marketing			36,119
Small Tools			0
Certification Expense			30,779
Dues and Subscriptions			2,553
Rent, Utilities and Maintenance	3,690	5,807	46,628
Business Insurance	19,563	39,203	140,416
Property Tax			0
Other	649	11,337	17,422
Total General & Administrative	32,627	65,370	613,583
Other Expenses			
Depreciation Expense			145,452
R&D Labor and employee related			0
R&D Travel			0
R&D expense			-3,309
R&D Development			
Total Other Expenses	**0**	**0**	**142,143**

Case Number: 13-16126 (RJH)

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	2/28/2014	1/31/2014
ASSETS	**CURRENT MONTH**	**PRIOR MONTH**
Unrestricted Cash	965,962	925,976
Restricted Cash		
Total Cash	**965,962**	**925,976**
Accounts Receivable (net)	60,689	96,887
Inventory		
Notes Receivable		
Prepaid Expenses - Deposit	0	8,897
Other Receivables from CCGI for expenses passed on	316,700	138,850
Total Current Assets	**1,343,351**	**1,170,610**
Property, Plant & Equipment		
Less: Accumulated Depreciation		
Net Property, Plant & Equip.		
Due From Insider(s)		
Other Assets - Inter Company Receivable (4A)	3,978,744	3,978,744
Other- Asset held for sale		
TOTAL ASSETS	**5,322,095**	**5,149,354**
POST-PETITION LIABILITIES		
Accounts Payable	216,966	217,889
Taxes Payable		
Notes Payable		
Professional Fees		
Secured Debt		
Inter Company Payable (attach list - 4A)	313,308	284,867
Other - Liabilities passed on to CCGI	316,700	138,850
Other - Accrual Vacation and Wages		
Total Post-Petition Liabilities	**846,974**	**641,606**
PRE-PETITION LIABILITIES		
Secured Debt	129,458	129,458
Priority Debt		
Unsecured Debt		
Inter Company Payable (attach list - 4A)	87,537,638	87,537,638
Other (attach list - 4B)	8,499,604	8,499,604
Total Pre-Petition Liabilities	96,166,700	96,166,700
TOTAL LIABILITIES	**97,013,674**	**96,808,306**
EQUITY		
Pre-petition Owner's Equity	-74,477,445	-74,477,445
Post-Petition Cumulative Profit/Loss	-17,214,134	-17,181,507
Direct Charges to Equity	0	0
Total Equity	**-91,691,579**	**-91,658,952**
TOTAL LIABILITIES & OWNER'S EQUITY	**5,322,095**	**5,149,354**

Case Number: 13-16126 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	2/28/2014 CURRENT MONTH	1/31/2014 PRIOR MONTH
Pre Petition Inter Company Payable		
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-85,868,320	-85,868,320
Due To Ecotality Australia Pty Ltd.	0	0
Total Pre Petition Intercompany	**-87,537,638**	**-87,537,638**
Post Petition Inter Company Payable		
Due to The Clarity Group	0	0
Due To Ecotality Inc.	-313,308	-284,867
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Payable	**-313,308**	**-284,867**
Post Petition Inter Company Receivable		
Due to The Clarity Group	0	0
Due to Ecotality Inc.	3,978,744	3,978,744
Due To Ecotality Australia Pty Ltd.	0	0
Total Post Petition Receivable	**3,978,744**	**3,978,744**

Total Inter Company Receivables / Payables	CURRENT MONTH	CURRENT MONTH
Due to The Clarity Group	-1,669,318	-1,669,318
Due to Ecotality Inc.	-82,202,884	-82,174,443
Due To Ecotality Australia Pty Ltd.	0	0
TOTAL Inter Company	**-83,872,202**	**-83,843,761**

Note - Inter company balances are a net of payables and receivables by entity

Case Number: 13-16126 (RJH)

Other Liabilities

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	2/28/2014	1/31/2014
Other Liabilities	**CURRENT MONTH**	**PRIOR MONTH**
Accounts Payable	6,700,586	6,628,452
Blink Hosts	90,843	90,843
Accrued Payroll		
Accrued Liabilities	1,508,179	1,580,313
Sales Tax payable	199,995	199,995
	8,499,604	8,499,604

Case Number: 13-16126 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

As of 2/28/2014

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	104,740			104,740
Less Amount Considered Uncollectible	-44,050			-44,050
Net Accounts Receivable	60,689			60,689

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY	
Beginning Inventory	13,924,258
Plus: Purchases	
Less: Cost of Goods Sold/ Assets sold	-13,924,258
Ending Inventory	0

Date Last Inventory was taken: All inventory sold as of 10/15/13

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment	49,629,451	144,248	-49,773,699	0
Accumulated Depreciation	31,933,619	2,559,156	-34,492,776	0
Net Equipment	17,695,832	-2,414,908	-15,280,924	0
Autos/Vehicles	1,835,624		-1,835,624	0
Accumulated Depreciation	634,011	39,511	-673,523	0
Net Autos/Vehicles	1,201,613	-39,511	-1,162,102	0

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 13-16126 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

As of 2/28/2014

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	+60 Days	+90 Days
Accounts Payable *	216,966	2,375	60,178	58,210	96,202
Taxes Payable					
Notes Payable					
Professional Fees Payable					
Secured Debt					
Other (attach list)					
Total Post-Petition Liabilities					

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid this Month	Total Paid to Date
Total Payments to Professionals				

Case Number: 13-16126 (RJH)

AP Listing

(Accrual Basis)

Detail of Accounts Payable - Post Petition

As of 2/28/2014 Vendor	Balance	Current	>30 days	>60 days	>90 days
8X8 INC	2,988				2,988
AT&T MOBILITY	9,151			0	9,151
BOX.NET INC	1,814			0	1,814
CISCO SYSTEMS CAPITAL CORPORATION	4,783				4,783
CISCO WEBEX LLC	326				326
CITY OF PHOENIX	96			96	
CITY TREASURER - TACOMA	149				149
CORVUS ENERGY LTD	4,658				4,658
DIGITAL THE FRUTH GROUP	342				342
EIDE BAILLY LLP	6,531		6,531		
GUARD O MATIC, INC	141				141
HOME DEPOT	61				61
NISSAN MOTOR ACCEPTANCE CORP	352				352
PGE	7				7
San Diego Gas & Electric	132				132
SILVERWINGS UNIQUE INC	3,150				3,150
SOUTHERN CALIFORNIA EDISON	179				179
SPRINT	7,858				7,858
TECHNICAL PROFESSIONALS GROUP, LLC	8,106				8,106
UNDERWRITERS LABORATORIES	468				468
UNITED PARCEL SERVICE	179			3	176
XO HOLDINGS, LLC dba	4,074		1,967		2,107
	55,545	0	8,498	99	46,948
Rent Accrual (office space)+ treasury filing	8,750	2,375	2,375	2,000	2,000
Due CCGI	118,598		49,306	56,111	13,181
Blink Customers	34,073				34,073
TOTAL PAYABLES	216,966	2,375	60,178	58,210	96,202

Case Number: 13-16126 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explanation of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 0

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company has sold all assets as of 10/15/13 and is in the process of winding down operations

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: FEBRUARY 2014
Account # 6400
Bank Name Bank of America

Cash/Electronic Disbursements		FEBRUARY 2014	
Date	Payee	Purpose	Amount
12/16/13	Bank of America	Bank Fee	44
12/30/13	Bank of America	Bank Fee	10
		Total Cash/Electronic Disbursements	54

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
23326	2/4/14	Andrew Salter III	Rent	2,257
23327	2/4/14	AZ Public Service	Utilities	179
23328	2/4/14	City of Phoenix	Utilities	64
				2,500
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	2,554

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: FEBRUARY 2014
Account # 9124

Bank Name Bank of America

Cash/Electronic Disbursements		DECEMBER 2013	
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	0

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				0
Total checks listed on continuation pages				0

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	0